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                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                    FORM 8-K



                                 CURRENT REPORT



                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934



        Date of Report (Date of earliest event reported) October 31, 2002



                   STRUCTURED ASSET MORTGAGE INVESTMENTS INC.
              ----------------------------------------------------
             (EXACT NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)



        Delaware                       333-68542                13-3633241
------------------------------   -----------------------     ------------------
      (STATE OR OTHER            (COMMISSION FILE NUMBER)    (I.R.S. EMPLOYER
 JURISDICTION OF INCORPORATION)                              IDENTIFICATION NO.)



          383 Madison Avenue
        New York, New York 10l79                                   10179
-------------------------------------------                      ----------
   (ADDRESS OF PRINCIPAL EXECUTIVE OFFICES)                      (ZIP CODE)


Registrants telephone number, including area code, is (212) 272-2000

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


Item 7.   FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND
          EXHIBITS.

          (a) Not applicable

          (b) Not applicable

          (c) Exhibits:

          1. The exhibits accompanying this report are listed in the accompanying Exhibit Index.

          Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on behalf of the Registrant by the undersigned thereunto duly authorized.



                                    STRUCTURED ASSET MORTGAGE INVESTMENTS INC.


                                    By: /s/ Baron Silverstein
                                        -------------------------------------
                                    Name:   Baron Silverstein
                                    Title:  Managing Director

Dated:   October 31, 2002

                                  EXHIBIT INDEX


The following exhibits are filed herewith and are exhibits to the Registrant's Registration Statement on Form S-3, Registration No. 333-68542, as noted below:


                    Item 601 (a) of
                    Regulation S-K           Sequentially
 Exhibit Number     Exhibit No.           Numbered Description        Page
 --------------     -----------           --------------------        ----

     1                 5.1                Opinion of Greenberg          4
                                          Traurig, LLP with
                                          respect to legality

                       8.1                Opinion of Greenberg          4
                                          Traurig, LLP with
                                          respect to federal
                                          income tax matters
                                          (contained in Exhibit 5.1)

                       23.1               Consent of Greenberg          4
                                          Traurig, LLP
                                          (contained in Exhibit 5.1)